UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 23, 2014
(Date of earliest event reported)

Lithia Motors, Inc.
(Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	001-14733 (Commission File Number)	93-0572810 (IRS Employer Identification Number)

150 N. Bartlett St, Medford, OR (Address of principal executive offices)		97501 (Zip Code)

541-776-6401
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 23, 2014, Lithia Motors, Inc. issued a press release announcing financial results for the second quarter of 2014.  A copy of the press release is attached as Exhibit 99.1.

Item 8.01. Other Events

On July 23, 2014, Lithia Motors, Inc. announced a $0.16 per share cash dividend, to be paid on August 22, 2014 to shareholders of record as of August 8, 2014.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the " Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Lithia Motors, Inc. dated July 23, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2014	LITHIA MOTORS, INC.

	By:	/s/ John F. North III
John F. North III
VP Finance / Corporate Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Lithia Motors, Inc. dated July 23, 2014